Government Grant	12 Months Ended
Dec. 31, 2022
Government Grant [Abstract]
GOVERNMENT GRANT

28. GOVERNMENT GRANT

In May 2019, Telesat entered into an agreement for a non-refundable government contribution of a value up to $85 million for a period until July 31, 2023 relating to the Telesat Lightspeed constellation.

For the year ended December 31, 2022, the Company recorded $8.8 million relating to the agreement (December 31, 2021 — $14.8 million).

Of the amount recorded during 2022, $3.5 million was recorded as a reduction to satellites, property and other equipment, $0.1 million as a reduction to prepaid expenses and $5.2 million was recorded as a reduction to operating expenses (2021 — $10.0 million was recorded as a reduction in satellites, property and other equipment and $4.8 million as a reduction to operating expenses).